Supplement dated December 8, 2023
to the following statutory prospectus(es):
Monument Advisor dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
(l)
The fund merger and name change described in the November 6, 2023 supplement have been postponed by BlackRock Variable Series Funds, Inc. A new fund merger and name change date will be communicated in the future.
PROS-0784